SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934



       Date of Report (Date of earliest event reported): January 20, 2004


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                         04-2601571
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts          01960
 (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777


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Item 5.  Other Events and Required FD Disclosure

     The registrant is providing the following information pursuant to Item 5. The information being provided consists of the attached news release relating to the signing of a definitive purchase agreement to acquire Pivotal Research Centers, LLC ("Pivotal").





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



                                    SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PHC, INC.


Date:  January 20, 2004                       By:  /s/ Bruce A. Shear
                                                   ___________________
                                                       Bruce A. Shear
                                                       President





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